                                                                  Exhibit 4.2(b)

                         AMENDMENT NO. 2 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

     AMENDMENT dated as of March 7, 2003 to the Amended and Restated Credit Agreement dated as of August 24, 2001 (as heretofore amended, the "Credit Agreement") among EQUISTAR CHEMICALS, LP, a Delaware limited partnership (the "Borrower"); the LENDERS from time to time party thereto; CITICORP USA, INC. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents; BANK OF AMERICA, N.A. ("BofA"), as Servicing Agent; JPMORGAN CHASE BANK ("JPMCB"), as Collateral Agent; and BofA and JPMCB, as administrative agents (in such capacity, the "Administrative Agents").

     The parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Amended Definitions. (a) The definition of "EBITDA" in Section
1.01 of the Credit Agreement is amended by replacing clause (b) thereof with the following clause:

            (b)(x) amortization, depreciation and depletion and (y) asset write-downs and other restructuring charges which are not cash costs not to exceed $50,000,000 in the aggregate for all such periods; provided that, in the case of clause (y), if any such charge represents a cash payment in any future period, such cash payment shall be deducted when calculating EBITDA for such future period and

     (b) The definition of "Operating Income" in Section 1.01 of the Credit Agreement is amended by the addition of a new sentence thereto to read as follows:

            Any premiums paid in connection with any Permitted Refinancing or prepayment of the Term Loans or the Borrower's 8 1/2% Notes due February 15, 2004 shall, to the extent included therein, be excluded in calculating Operating Income; provided that not more than $30,000,000 in the aggregate of such premiums may be so excluded during the term of this Agreement.

     (c) The definition of "Permitted Refinancing" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

            "Permitted Refinancing" shall mean a Debt Incurrence to the extent the proceeds thereof are applied to refinance Indebtedness of the Borrower or a Subsidiary which matures prior to the Term Loan Maturity Date (and to pay related fees and expenses); provided that
            (x) the debt securities issued pursuant to such Debt Incurrence shall mature no earlier than 91 days after the Term Loan Maturity Date and no payment, prepayment, redemption or repurchase of the principal amount thereof shall be required by the terms thereof on or prior to 91 days after the Term Loan Maturity Date (other than on terms no less favorable to the Borrower or such Subsidiary than the corresponding terms governing the Borrower's 10_% Senior Notes due
            2008) and (y) the material covenants and defaults in the agreements governing the debt securities issued pursuant to such Debt Incurrence shall be more favorable to the Borrower or such Subsidiary than the terms of this Agreement (it being understood that the requirements of this clause (y) shall be deemed satisfied if the covenants and defaults in the agreements governing the debt securities issued pursuant to such Debt Incurrence are no less favorable to the Borrower or such Subsidiary than the terms governing the Borrower's 10_% Senior Notes due 2008).

     (d) The definition of "Relaxed Compliance Period" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

            "Relaxed Compliance Period" means the period from and including the Amendment Effective Date (as defined in Amendment No. 1 to this Agreement) to and including the date on which the Borrower delivers the financial statements and officer's certificate required pursuant to Section 5.05(a) and (d), respectively, with respect to its fiscal year ended December 31, 2004; provided that the Borrower may terminate the Relaxed Compliance Period by including an election to that effect in an officer's certificate delivered to each of the Administrative Agents and to the Servicing Agent so long as the Total Leverage Ratio for the immediately prior reporting period as set forth in such certificate is not more than 5.00 to 1.00 and the Interest Coverage Ratio for the immediately prior reporting period as set forth in such certificate is not less than 3.00 to 1.00.

     (e) The definition of "Total Indebtedness" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

            "Total Indebtedness" shall mean at any date, without duplication, all Indebtedness of the Borrower and its Consolidated Subsidiaries as at such date, determined on a consolidated basis in accordance with GAAP.

     Section 3. Covenant Amendments. (a) Section 6.04 of the Credit Agreement is amended to read in its entirety as follows:

            Section 6.04. Total Leverage Ratio. Permit the Total Leverage Ratio at any time during any period set forth below to exceed the applicable ratio set forth below opposite such period (such applicable ratio being the Relaxed Ratio at any date during the Relaxed Compliance Period and the Maximum Ratio at any other date):

--------------------------------------------------------------------------------
           Period                     Maximum Ratio            Relaxed Ratio
           ------                     -------------            -------------
--------------------------------------------------------------------------------
December 31, 2002 - March              5.50 to 1.00            Not applicable
30, 2003
--------------------------------------------------------------------------------
March 31, 2003 - December              5.00 to 1.00            Not applicable
30, 2003
--------------------------------------------------------------------------------
December 31, 2003 - March              5.00 to 1.00             9.00 to 1.00
30, 2004
--------------------------------------------------------------------------------
March 31, 2004 - June 29,              5.00 to 1.00             6.75 to 1.00
2004
--------------------------------------------------------------------------------
June 30, 2004 - September              5.00 to 1.00             5.25 to 1.00
29, 2004
--------------------------------------------------------------------------------
September 30, 2004 -                   5.00 to 1.00             5.00 to 1.00
December 30, 2004
--------------------------------------------------------------------------------
December 31, 2004 and at all           4.00 to 1.00             4.00 to 1.00
times thereafter
--------------------------------------------------------------------------------

     (b) Section 6.05 of the Credit Agreement is amended to read in its entirety as follows:

            Section 6.05. Interest Coverage Ratio. Permit the Interest Coverage Ratio for the period of four consecutive fiscal quarters ending on any date set forth below to be less than the applicable ratio set forth below opposite such date (such applicable ratio to be the Relaxed Ratio for each day during the Relaxed Compliance Period and the Minimum Ratio for any other date):

--------------------------------------------------------------------------------
         Date                         Minimum Ratio            Relaxed Ratio
         ----                         -------------            -------------
--------------------------------------------------------------------------------
December 31, 2002                      2.00 to 1.00             1.00 to 1.00
--------------------------------------------------------------------------------
March 31, June 30 and
September 30, 2003                     2.50 to 1.00             1.00 to 1.00
--------------------------------------------------------------------------------
December 31, 2003                      2.50 to 1.00             1.25 to 1.00
--------------------------------------------------------------------------------
March 31, 2004                         3.00 to 1.00             1.60 to 1.00
--------------------------------------------------------------------------------
June 30, 2004                          3.00 to 1.00             2.00 to 1.00
--------------------------------------------------------------------------------
September 30, 2004                     3.00 to 1.00             2.25 to 1.00
--------------------------------------------------------------------------------
each fiscal quarter end                3.00 to 1.00             3.00 to 1.00
thereafter
--------------------------------------------------------------------------------

     (c) Section 6.06(d) of the Credit Agreement is amended to read in its entirety as follows:

            (d) Enter into a Securitization Transaction unless (i) the aggregate outstanding amount at any time of the accounts receivable sold pursuant to all Securitization Transactions by the Borrower and the Material Subsidiaries does not exceed $300,000,000, (ii) (A) the consideration therefor consists solely of cash or cash equivalents and notes and equity securities and (B) at the time of the initial sale of accounts receivable pursuant to such Securitization Transaction, 70% or more of the aggregate consideration then received by the Borrower and the Material Subsidiaries with respect to such Securitization Transaction consists of cash or cash equivalents, (iii) the Revolving Commitments are reduced if and to the extent required under Section 2.13(b) in connection with such Securitization Transaction and (iv) after giving effect thereto, the Collateral Coverage Test is satisfied on each date that any of the accounts receivable sold pursuant to such Securitization Transaction remain outstanding.

     (d) Section 6.15 of the Credit Agreement is amended to read in its entirety as follows:

            Section 6.15. Senior Secured Leverage Ratio. Permit the Senior Secured Leverage Ratio during any period set forth below to exceed the applicable ratio set forth below opposite such period:

--------------------------------------------------------------------------------
                  Period                                   Maximum Ratio
                  ------                                   -------------
--------------------------------------------------------------------------------
June 30, 2002 - September 29, 2004                          2.50 to 1.00
--------------------------------------------------------------------------------
September 30, 2004 and all times thereafter                 2.00 to 1.00
--------------------------------------------------------------------------------

     (e) Section 6.17 of the Credit Agreement is amended to read in its entirety as follows:

            Section 6.17. Capital Expenditures. For each fiscal year of the Borrower ending during the Relaxed Compliance Period, permit the Capital Expenditures of the Borrower and its Consolidated Subsidiaries to exceed the applicable Limit Amount set forth in the table below, plus, in the case of fiscal years 2003 and 2004, the amount if any (in each case in no case to exceed $20,000,000) by which their Capital Expenditures for the fiscal years ending December 31, 2002 and December 31, 2003, respectively, are less than the Limit Amount for such fiscal year set forth below, provided that such shortfall may only serve to increase the Limit Amount for the immediately following fiscal year:

            Fiscal Year                             Limit Amount
            -----------                             ------------
            2002                                    $100,000,000

            2003                                    $101,530,000

            2004                                    $110,000,000

     Section 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement will be true in all material respects on and as of the Amendment Effective Date (as defined below) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Default will have occurred and be continuing on such date.

     Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 7. Effectiveness. This Amendment shall become effective on the first date when the following conditions are met (the "Amendment Effective Date"):

            (a) the Administrative Agents shall have received counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agents shall have received in form satisfactory to them facsimile or other written confirmation from such party of execution of a counterpart hereof by such party); and

            (b) each of the Agents and the Arrangers shall have received payment of all amendment fees, other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment Effective Date in connection with the Loan Documents.

     Promptly after the Amendment Effective Date occurs, the Administrative Agents shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      EQUISTAR CHEMICALS, LP,


                                      By: /s/ Karen A. Twitchell
                                         ---------------------------------------
                                         Name:  Karen A. Twitchell
                                         Title: Principal Finance Officer


                                      CITICORP USA, INC.


                                      By: /s/ Carolyn A. Sheridan
                                         ---------------------------------------
                                         Carolyn A. Sheridan
                                         Managing Director and
                                         Vice President


                                      CREDIT SUISSE FIRST BOSTON


                                      By: /s/ S. William Fox
                                         ---------------------------------------
                                         S. William Fox, Director

                                      By: /s/ Ian W. Nallit
                                         ---------------------------------------
                                         Ian W. Nallit, Associate


                                      BANK OF AMERICA, N.A., Individually
                                      and as Swingline Lender, Fronting Bank,
                                      Administrative Agent and Servicing Agent


                                      By: /s/ Richard L. Stein
                                         ---------------------------------------
                                         Richard L. Stein, Principal

                                      JPMORGAN CHASE BANK, individually and as Fronting Bank, Administrative Agent and Collateral Agent


                                      By: /s/ Marian N. Schulman
                                         ---------------------------------------
                                         Marian N. Schulman, Vice President


                                      ADDISON CDO, LIMITED (#1279)

                                      By: Pacific Investment Management
                                          Company LLC


                                          By: /s/ Mohan V. Phansalkar
                                             -----------------------------------
                                              Mohan V. Phansalkar, Executive
                                              Vice President


                                      ALRIES FINANCE-II, LTD.

                                      By: INVESCO Senior Secured
                                          Management, Inc.


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                      AMARA-I FINANCE, LTD.

                                      By: INVESCO Senior Secured
                                          Management, Inc., As Financial
                                          Manager


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory

                                      AMARA-2 FINANCE, LTD.

                                      By: INVESCO Senior Secured
                                          Management, Inc., As Financial
                                          Manager


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                      ARES III CLO Ltd.

                                      By: ARES CLO Management LLC,
                                          Investment Manager


                                          By: /s/ Seth J. Brusky
                                             -----------------------------------
                                             Seth J. Brusky, Vice President


                                      Ares IV CLO Ltd.

                                      By: Ares CLO Management IV, L.P.,
                                          Investment Manager

                                      By: Ares CLO GP IV, LLC, Its
                                          Managing Member


                                          By: /s/ Seth J. Brusky
                                             -----------------------------------
                                             Seth J. Brusky, Vice
                                             President


                                      Ares V CLO Ltd.

                                      By: Ares CLO Management V, L.P.,
                                          Investment Manager

                                      By: Ares CLO GP V LLC, Its
                                          Managing Member


                                          By: /s/ Seth J. Brusky
                                             -----------------------------------
                                             Seth J. Brusky, Vice President

                                      Athena CDO, Limited (#1277)

                                      By: Pacific Investment Management
                                          Company LLC, as its Investment
                                          Advisor


                                          By: /s/ Mohan V. Phansalkar
                                             -----------------------------------
                                             Mohan V. Phansalkar, Executive
                                             Vice President


                                      Atrium CDO


                                      By: /s/ David H. Lerner
                                         ---------------------------------------
                                         David H. Lerner, Authorized
                                         Signatory


                                      AVALON CAPITAL LTD

                                      By: INVESCO Senior Secured
                                          Management, Inc., As Portfolio
                                           Advisor


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                      AVALON CAPITAL LTD. 2

                                      By: INVESCO Senior Secured
                                          Management, Inc., As Portfolio
                                          Advisor


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory

                                      Bank One NA, (Main Office-Chicago)


                                      By: /s/ Daniel A. Davis
                                         ---------------------------------------
                                         Daniel A. Davis, Director
                                      Bear Stearns Investment Products Inc.


                                      By: /s/ Gregory Hanley
                                         ---------------------------------------
                                         Gregory Hanley, Vice President


                                      BIG SKY SENIOR LOAN FUND, LTD.

                                      By: EATON VANCE MANAGEMENT,
                                          AS INVESTMENT ADVISOR


                                          By: /s/ Scott H. Pace
                                             -----------------------------------
                                             Scott H. Pace, Vice President


                                      BILL & MELINDA GATES FOUNDATION

                                      By: David L. Babson & Company, Inc., as
                                          Investment Advisor

                                          By: /s/ William A. Hayes
                                             -----------------------------------
                                             William A. Hayes, Managing
                                             Director


                                      BLACK DIAMOND CLO 1996-1 LTD.


                                      By: /s/ Alan Corkish
                                         ---------------------------------------
                                         Alan Corkish, Director

                                      BLACK DIAMOND CLO 2000-1 LTD.


                                      By: /s/ Alan Corkish
                                         ---------------------------------------
                                         Alan Corkish, Director


                                      CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

                                      By: CALLIDUS CAPITAL
                                          MANAGEMENT LLC,
                                          COLLATERAL MANAGER


                                          By: /s/ Wayne Mueller
                                             -----------------------------------
                                             Wayne Mueller, Managing
                                             Director


                                      CAPTIVA II FINANCE LTD.


                                      By: /s/ David Dyer
                                          --------------------------------------
                                          David Dyer, Director


                                      CAPTIVA III Finance Ltd. (Acct. 275),
                                      as advised by Pacific Investment
                                      Management Company LLC


                                      By: /s/ David Dyer
                                         ---------------------------------------
                                         David Dyer, Director


                                      CAPTIVA IV Finance Ltd. (Acct. 1275), as advised by Pacific Investment Management Company LLC.


                                      By: /s/ David Dyer
                                         ---------------------------------------
                                         David Dyer, Director

                                      Sankaty Advisors LLC as Collateral
                                      Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                                      By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager


                                      Sankaty Advisors LLC as Collateral
                                      Manager for Castle Hill II - INGOTS, Ltd., as Term Lender


                                      By: /s/ Diane J. Exter
                                         --------------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager


                                      CERES II FINANCE LTD.

                                      By: INVESCO Senior Secured Management
                                          Inc., as Sub-Managing Agent
                                          (Financial)


                                          By: /s/ Joseph Rotondo
                                             ----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                      CHANCELLOR/TRITON CBO, LIMITED

                                      By: INVESCO Senior Secured
                                          Management, Inc., as Collateral
                                          Manager


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory

                                      CHARTER VIEW PORTFOLIO

                                      By: INVESCO Senior Secured
                                          Management, Inc., as Collateral
                                          Manager


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                      CITICORP INSURANCE AND INVESTMENT TRUST

                                      By: Travelers Asset Management
                                          International Company LLC


                                          By: /s/ Allen R. Cantrell
                                             -----------------------------------
                                             Allen R. Cantrell
                                             Investment Officer


                                      CITICORP NORTH AMERICA INC.


                                      By: /s/ Carolyn A. Sheridan
                                         ---------------------------------------
                                         Carolyn A. Sheridan, Managing
                                         Director and Vice President


                                      COLUMBUS LOAN FUNDING LTD.

                                      By: Travelers Asset Management
                                          International Company LLC

                                          By: /s/ Allen R. Cantrell
                                             -----------------------------------
                                             Allen R. Cantrell, Investment
                                             Officer

                                      CONSTANTINUS EATON VANCE CDO V, LTD.

                                      By: EATON VANCE MANAGEMENT AS INVESTMENT
                                          ADVISOR


                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      CSAM Funding I


                                      By: /s/ David H. Lerner
                                         ---------------------------------------
                                         David H. Lerner, Authorized Signatory


                                      CSAM Funding II


                                      By: /s/ David H. Lerner
                                         ---------------------------------------
                                         David H. Lerner, Authorized Signatory


                                      C-SQUARED CDO LTD.

                                      By: TCW Advisors, Inc., as its
                                          Portfolio Manager

                                          By: /s/ Jonathan R. Insull
                                             -----------------------------------
                                             Jonathan R. Insull, Managing
                                             Director


                                      DELANO Company (#274)

                                      By: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                          By: /s/ Mohan V. Phansalkar
                                             -----------------------------------
                                             Mohan V. Phansalkar, Executive
                                             Vice President

                                      DIVERSIFIED CREDIT PORTFOLIO, LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc., as Investment Advisor


                                          By: /s/ Joseph Rotondo
                                             -----------------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                      EATON VANCE CDO III, LTD.

                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                          ADVISOR


                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      EATON VANCE CDO IV, LTD.

                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                          ADVISOR


                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                          ADVISOR


                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President

                                      EATON VANCE SENIOR INCOME TRUST

                                      By: EATON VANCE MANAGEMENT, AS INVESTMENT
                                          ADVISOR

                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                      By: David L. Babson & Company Inc., as
                                          Collateral Manager

                                          By: /s/ William A. Hayes
                                             -----------------------------------
                                             William A. Hayes, Managing
                                             Director


                                      ELC (CAYMAN) LTD. 2000-I

                                      By: David L. Babson & Company Inc., as
                                          Collateral Manager

                                          By: /s/ William A. Hayes
                                             -----------------------------------
                                             William A. Hayes, Managing
                                             Director


                                      ELC (CAYMAN) LTD. 1999-III

                                      By: David L. Babson & Company Inc., as
                                          Collateral Manager

                                          By: /s/ William A. Hayes
                                             -----------------------------------
                                             William A. Hayes, Managing
                                             Director


                                      ELT LTD.

                                      By: /s/ Ann E. Morris
                                         ---------------------------------------
                                         Ann E. Morris, Authorized Agent

                                      Fidelity Advisor Series II: Fidelity
                                      Advisor Floating Rate High Income Fund

                                      By: /s/ John H. Costello
                                         ---------------------------------------
                                         John  H. Costello, Assistant Treasurer


                                      First Dominion Funding II


                                      By: /s/ David H. Lerner
                                         ---------------------------------------
                                         David H. Lerner, Authorized Signatory


                                      First Dominion Funding III

                                      By: /s/ David H. Lerner
                                         ---------------------------------------
                                         David H. Lerner, Authorized Signatory


                                      Galaxy CLO 1999-1, Ltd.

                                      By: /s/ W. Jeffrey Baxter
                                         ---------------------------------------
                                         W. Jeffrey Baxter, Authorized Agent


                                      SunAmerica Life Insurance Company

                                      By: /s/ W. Jeffrey Baxter
                                         ---------------------------------------
                                         W. Jeffrey Baxter, Authorized Agent


                                      AIG SunAmerica Life Assurance Company

                                      By: /s/ W. Jeffrey Baxter
                                         ---------------------------------------
                                         W. Jeffrey Baxter, Authorized Agent


                                      Sankaty Advisors, LLC, as Collateral
                                      Manager for Great Point CLO 1999-1 LTD., as Term Lender

                                      By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager

                                               HARBOUR TOWN FUNDING LLC

                                               By: /s/ Ann E. Morris
                                                  ------------------------
                                                  Ann E. Morris, Assistant Vice
                                                  President


                                               Harbour View CLO II, Ltd.


                                               By: /s/ Bill Campbell
                                                  -------------------------
                                                  Bill Campbell, Manager


                                               Harbour View CLO IV, Ltd.


                                               By: /s/ Bill Campbell
                                                  -------------------------
                                                  Bill Campbell, Manager


                                               Harbour View CLO V, Ltd.


                                               By: /s/ Bill Campbell
                                                  ----------------------
                                                  Bill Campbell, Manager


                                               ING SENIOR INCOME FUND

                                               By: ING Investments, LLC, as its
                                                   Investment Manager

                                                   By: /s/ Charles E. LeMieux
                                                      ----------------------
                                                      Charles E. LeMieux, CFA
                                                      Vice President


                                               ING PRIME RATE TRUST

                                               By: ING Investments, LLC, as its
                                                   investment manager


                                                   By: /s/ Charles E. LeMieux
                                                       ----------------------
                                                       Charles E. LeMieux, CFA
                                                       Vice President

                                      INVESCO CBO 2000-1 LTD.

                                      By: INVESCO Senior Secured
                                          Management, Inc., As Portfolio
                                          Advisor

                                          By: /s/ Joseph Rotondo
                                             ---------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory


                                          INVESCO EUROPEAN CDO I S.A.

                                          By: INVESCO Senior Secured
                                              Management, Inc., As Portfolio
                                              Advisor

                                              By: /s/ Joseph Rotondo
                                                 --------------------------
                                                 Joseph Rotondo, Authorized
                                                 Signatory


                                          Jissekikon Funding, Ltd. (#1288)

                                          By: Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor

                                              By: /s/ Mohan V. Phansalkar
                                                 ------------------------------
                                                 Mohan V. Phansalkar, Executive
                                                 Vice President


                                          KZH CNC LLC

                                          By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                          KZH CRESCENT LLC

                                          By: /s/ Dorian Herrera
                                             ---------------------------------
                                             Dorian Herrera, Authorized Agent

                                         KZH CRESCENT-2 LLC

                                         By: /s/ Dorian Herrera
                                            ---------------------------------
                                            Dorian Herrera, Authorized Agent


                                         KZH CRESCENT-3 LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH RIVERSIDE LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH SOLEIL LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH SOLEIL-2 LLC

                                         By: /s/ Dorian Herrera
                                            --------------------------------
                                            Dorian Herrera, Authorized Agent


                                         LONG LANE MASTER TRUST II

                                         By: Fleet National Bank as Trust
                                             Administrator, with respect to
                                             Series Eclipse

                                             By: /s/ Renee Nadler
                                                -------------------------------
                                                Renee Nadler, Managing Director

                                             Long Lane Master Trust IV

                                             By: Fleet National Bank as Trust
                                                 Administrator

                                                 By: /s/ Kevin Kearns
                                                    ----------------------
                                                    Kevin Kearns, Managing
                                                    Director

                                      MAPLEWOOD (CAYMAN) LIMITED

                                      By: David L. Babson & Company Inc.
                                          under delegated authority from
                                          Massachusetts Mutual Life Insurance
                                          Company as Investment Manager

                                          By: /s/ William A. Hayes
                                             --------------------------
                                             William A. Hayes, Managing
                                             Director


                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                      COMPANY

                                      By: David L. Babson & Company Inc.
                                          as Investment Manager

                                          By: /s/ William A. Hayes
                                             --------------------------
                                             William A. Hayes, Managing
                                             Director


                                      Metropolitan Life Insurance Company


                                      By: /s/ James R. Dingler
                                         --------------------------
                                         James R. Dingler, Director


                                      Mizuho Corporate Bank, Ltd.


                                      By: /s/ Hiropumi Sugano
                                         -----------------------
                                         Hiropumi Sugano, Senior
                                         Vice President


                                      ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                      By: ING Investments, LLC, as its
                                          investment manager

                                          By: /s/ Charles E. LeMieux
                                             ----------------------------
                                             Charles E. LeMieux, CFA
                                             Vice President

                                      ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                      By: ING Investments, LLC, as its
                                          investment manager


                                          By: /s/ Charles E. LeMieux
                                             -----------------------
                                             Charles E. LeMieux, CFA
                                             Vice President


                                      ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                      By: ING Investments, LLC, as its
                                          investment manager

                                          By: /s/ Charles E. LeMieux
                                             -------------------------
                                             Charles E. LeMieux, CFA
                                             Vice President


                                      Natexis Banques Populaires

                                      By: /s/ Timothy L. Polvado
                                         ----------------------
                                         Timothy L. Polvado, Vice President
                                         and Group Manager

                                      By: /s/ Renaud J. d'Herbes
                                         ----------------------
                                         Renaud J. d'Herbes, Senior Vice
                                         President and Regional Manager


                                      New Alliance Global CDO, Limited

                                      By: Alliance Capital Management L.P.,
                                          as Sub-Advisor

                                      By: Alliance Capital Management
                                          Corporation, as General Partner

                                      By: /s/ Nantha Suppiah
                                         -------------------------------
                                         Nantha Suppiah, Assistant Vice
                                         President

                                      NORSE CBO, LTD.

                                      By: Regiment Capital Management,
                                          LLC, as its Investment Advisor

                                      By: Regiment Capital Advisors, LLC
                                          its Manager and pursuant to
                                          delegated authority

                                      By: /s/ Timothy S. Peterson
                                         -------------------------------
                                         Timothy S. Peterson, President


                                      OAK HILL CREDIT PARTNERS I, LIMITED

                                      By: Oak Hill CLO Management I LLC
                                          as Investment Manager

                                          By: /s/ Scott D. Krase
                                             --------------------------
                                             Scott D. Krase, Authorized
                                             Signatory


                                      OAK HILL CREDIT PARTNERS II, LIMITED

                                      By: Oak Hill CLO Management II LLC
                                          as Investment Manager

                                          By: /s/ Scott D. Krase
                                             --------------------------
                                             Scott D. Krase, Authorized
                                             Signatory


                                      OASIS COLLATERALIZED HIGH INCOME
                                      PORTFOLIOS-1, LTD.

                                      By: INVESCO Senior Secured
                                          Management, Inc., as
                                          Subadvisor

                                          By: /s/ Joseph Rotondo
                                             --------------------------
                                             Joseph Rotondo, Authorized
                                             Signatory

                                          OCTAGON INVESTMENT PARTNERS II, LLC


                                          By: Octagon Credit Investors, LLC, as
                                              sub-investment manager

                                          By:  /s/ Michael B. Nechamkin
                                             ---------------------------------
                                             Michael B. Nechamkin, Portfolio
                                             Manager


                                          OCTAGON INVESTMENT PARTNERS III, LLC


                                          By: Octagon Credit Investors, LLC, as
                                              Portfolio Manager

                                          By: /s/ Michael B. Nechamkin
                                             ---------------------------------
                                             Michael B. Nechamkin, Portfolio
                                             Manager

                                          OCTAGON INVESTMENT PARTNERS IV, LLC

                                          By: Octagon Credit Investors, LLC, as
                                              collateral manager

                                          By: /s/ Michael B. Nechamkin
                                             ---------------------------------
                                             Michael B. Nechamkin, Portfolio
                                             Manager


                                          OCTAGON INVESTMENT PARTNERS V, LLC

                                          By: Octagon Credit Investors, LLC, as
                                              as Portfolio Manager

                                          By: /s/ Michael B. Nechamkin
                                             ---------------------------------
                                             Michael B. Nechamkin, Portfolio
                                             Manager

                                          Oppenheimer Series Floating Rate Fund

                                          By: /s/ Bill Campbell
                                             ---------------------------------
                                             Bill Campbell, Manager

                                      PILGRIM AMERICA HIGH INCOME
                                      INVESTMENTS LTD.

                                      By: ING Investments, LLC, as its
                                          investment manager

                                          By: /s/ Charles E. LeMieux
                                             -----------------------------
                                             Charles E. LeMieux, CFA
                                             Vice President


                                      PILGRIM CLO 1999-1 LTD.

                                      By: ING Investments, LLC, as its
                                          investment manager

                                          By: /s/ Charles E. LeMieux
                                             -----------------------------
                                             Charles E. LeMieux, CFA
                                             Vice President

                                      PINEHURST TRADING, INC.

                                      By: /s/ Ann E. Morris
                                         ---------------------------------
                                         Ann E. Morris, Assistant Vice President


                                      Sankaty Advisors, LLC as Collateral
                                      Manager for Race Point CLO, Limited, as
                                      Term Lender

                                      By: /s/ Diane J. Exter
                                         ---------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager


                                      ROYALTON COMPANY (#280)

                                      By: Pacific Investment Management
                                          Company LLC, as its Investment
                                          Advisor

                                          By:  /s/ Mohan V. Phansalkar
                                             -----------------------------
                                             Mohan V. Phansalkar, Executive
                                             Vice President

                                         Sankaty High Yield Partners III, L.P.

                                         By: /s/ Diane J. Exter
                                            ---------------------------------
                                            Diane J. Exter, Managing Director
                                            Portfolio Manager


                                         SARATOGA CLO I, LIMITED

                                         By: INVESCO Senior Secured
                                             Management, Inc., As Asset Manager

                                             By: /s/ Joseph Rotondo
                                                -----------------------------
                                                Joseph Rotondo, Authorized
                                                Signatory


                                         SEQUILS I, LTD.

                                         By: TCW Advisors, Inc. as its
                                             Collateral Agent

                                             By: /s/ Jonathan R. Insull
                                                -----------------------------
                                                Jonathan R. Insull, Managing
                                                Director

                                             By: /s/ William Brennan
                                                -----------------------------
                                                William Brennan, Vice President


                                         SEQUILS IV, LTD.

                                         By: TCW Advisors, Inc. as its
                                             Collateral Agent

                                             By: /s/ Jonathan R. Insull
                                                -----------------------------
                                                Jonathan R. Insull, Managing
                                                Director

                                             By: /s/ William Brennan
                                                -----------------------------
                                                William Brennan, Vice President

                                       SEQUILS-LIBERTY, LTD.

                                       By: INVESCO Senior Secured
                                           Management, Inc., as Collateral
                                           Manager

                                           By: /s/ Joseph Rotondo
                                              -----------------------------
                                              Joseph Rotondo, Authorized
                                              Signatory


                                       SEQUILS-MAGNUM, LTD. (#1280)

                                       By: Pacific Investment Management
                                           Company LLC, as its Investment
                                           Advisor

                                           By: /s/ Mohan V. Phansalkar
                                              -----------------------------
                                              Mohan V. Phansalkar, Executive
                                              Vice President


                                       SIMSBURY CLO LIMITED

                                       By: David L. Babson & Company Inc.
                                           under delegated authority from
                                           Massachusetts Mutual Life Insurance
                                           Company as Collateral Manager

                                           By: /s/ William A. Hayes
                                              -----------------------------
                                              William A. Hayes, Managing
                                              Director


                                       Stanfield Carrera CLO, Ltd.

                                       By: Stanfield Capital Partners LLC
                                           as its Asset Manager

                                           By: /s/ Christopher A. Bondy
                                              -----------------------------
                                              Christopher A. Bondy, Partner

                                     STEIN ROE & FARNHAM CLO I LTD.

                                     By: STEIN ROE & FARNHAM
                                         INCORPORATED, AS PORTFOLIO
                                         MANAGER

                                         By: /s/ Kathleen A. Zarn
                                            -----------------------------
                                            Kathleen A. Zarn, Senior Vice
                                            President


                                     SUFFIELD CLO, LIMITED

                                     By: David L. Babson & Company Inc.,
                                         as Collateral Manager


                                         By: /s/ William A. Hayes
                                            -----------------------------
                                            William A. Hayes, Managing
                                            Director


                                     The Sumitomo Trust & Banking Co., Ltd.
                                     New York Branch

                                     By: /s/ Elizabeth A. Quirk
                                        ---------------------------------
                                        Elizabeth A. Quirk, Vice President



                                     TCW SELECT LOAN FUND, LIMITED

                                     By: TCW Advisors, Inc., as its Collateral
                                         Manager

                                         By: /s/ Jonathan R. Insull
                                            -----------------------------
                                            Jonathan R. Insull, Managing
                                            Director

                                         By: /s/ William Brennan
                                            --------------------------
                                            William Brennan, Vice President


                                     TEXTRON FINANCIAL CORPORATION

                                     By: /s/ Matthew J. Colgan
                                        ---------------------------------
                                        Matthew J. Colgan, Vice President

                                     THE TRAVELERS INSURANCE COMPANY

                                     By: /s/ Allan R. Cantrell
                                        ---------------------------------
                                        Allan R. Cantrell, Investment Officer


                                     TRITON CBO III, LIMITED

                                     By: INVESCO Senior Secured
                                         Management, Inc., As Investment
                                         Advisor

                                         By: /s/ Joseph Rotondo
                                            -----------------------------
                                            Joseph Rotondo, Authorized
                                            Signatory


                                     TRITON CDO IV, LIMITED

                                     By: INVESCO Senior Secured
                                         Management, Inc., As Investment
                                         Advisor

                                         By: /s/ Joseph Rotondo
                                            -----------------------------
                                            Joseph Rotondo, Authorized
                                            Signatory


                                     Wrigley CDO, Ltd. (#1285)

                                     By: Pacific Investment Management
                                         Company LLC, as its Investment
                                         Advisor


                                         By: /s/ Mohan V. Phansalkar
                                            -----------------------------
                                            Mohan V. Phansalkar, Executive
                                            Vice President